--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 1, 2005

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                                 333-113636                                  20-0842986
------------------------------                    --------------                           --------------------
 (STATE OR OTHER JURISDICTION                      (COMMISSION                               (I.R.S. EMPLOYER
      OF INCORPORATION)                            FILE NUMBER)                             IDENTIFICATION NO.)

     383 Madison Avenue
     New York, New York                                                                           10179
------------------------------                                                             --------------------
   (ADDRESS OF PRINCIPAL                                                                        (ZIP CODE)
     EXECUTIVE OFFICES)

Registrant's telephone number, including area code, is (212) 272-2000

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

Description of the Mortgage Pool

         Bear Stearns Asset Backed Securities I LLC (the "Registrant") plans a series of certificates, entitled Bear Stearns Asset Backed Securities I Trust 2005-HE6, Asset-Backed Certificates, Series 2005-HE6 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of June 1, 2005, among Bear Stearns Asset Backed Securities I LLC as depositor, EMC Mortgage Corporation, as a seller and as master servicer, and LaSalle Bank National Association, as trustee. The Certificates to be designated as the Series 2005-HE6 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of fixed and adjustable rate mortgage loans secured by first and second liens on one- to four-family residential properties.

Collateral Term Sheets

         Bear, Stearns & Co. Inc. ("Bear Stearns") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by Bear Stearns. The Collateral Term Sheets were prepared by Bear Stearns at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

         EXHIBIT NO.                                                DESCRIPTION
         -----------                                                -----------
            99.1               Collateral  Term Sheets (as defined in Item 8.01) that have been provided by Bear Stearns to certain  prospective  purchasers  of Bear Stearns  Asset Backed  Securities I Trust
                               2005-HE6, Asset-Backed Certificates, Series 2005-HE6.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.



                                        BEAR STEARNS ASSET BACKED
                                        SECURITIES I LLC

                                        By:      /S/ BARON SILVERSTEIN
                                                 ----------------------------
                                                 Name:    Baron Silverstein
                                                 Title:   Vice President
Dated: June 1, 2005

INDEX TO EXHIBITS

                                                                                               SEQUENTIALLY
     EXHIBIT NO.                                DESCRIPTION                                   NUMBERED PAGE
     -----------                                -----------                                   -------------
        99.1           Collateral  Term  Sheets (as defined in Item 8.01) that                      P
                       have been provided by Bear Stearns to certain prospective
                       purchasers of Bear Stearns Asset Backed Securities I
                       Trust 2005-HE6, Asset-Backed Certificates, Series
                       2005-HE6.